[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) HIGH YIELD
               OPPORTUNITIES FUND
               SEMIANNUAL REPORT o JULY 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended July 31, 2001, Class A shares of the fund provided a total return of -3.79%, Class B shares -4.21%, Class C shares -4.23%, and Class I shares -3.97%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -1.89% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), which includes all fixed income securities having a maximum quality rating from Moody's Investors Services of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average high-current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -3.64%.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE LEHMAN INDEX AND LIPPER CATEGORY AVERAGE?

A. After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector. In this uncertain economic environment we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with higher-rated bonds. Nevertheless, the fund's objective is to focus on nonrated issues or bonds with lower credit ratings because this is where we believe the value of our Original Research(SM) gives us an advantage in our search to achieve higher long-term returns versus our benchmark. Consequently, the fund generally maintains a higher percentage of lower-rated issues relative to its benchmark and its Lipper category average.

Q.  WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE?

A. The fund's holdings in emerging markets provided a boost to performance. Our team of emerging market analysts did a great job identifying opportunities overseas and avoiding minefields in the process. Another positive contributor was the fund's conservative positioning, which helped preserve investors' capital during the market's recent weakness. Holdings in large defensive hospital management companies such as Tenet Healthcare provided stability to the portfolio during a volatile period. We also liked many companies in the gaming and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM Grand remained prominent positions.

Q. CAN YOU TELL US MORE ABOUT THE FUND'S INVESTMENTS IN EMERGING MARKETS DURING THE PERIOD?

A. Most notably, we have reduced our exposure to Brazil given what we saw as that market's vulnerability to negative developments in Argentina, as well as country-specific concerns, such as rising political tensions because of next year's elections, in addition to energy shortages. At the same time, overweighted positions in Eastern Europe and the countries of the former Soviet Union have performed well. The fund has also benefited from the investments in a number of countries, including Mexico and Panama, which we feel are perceived as being relatively insulated from external shocks.

Q.  WHAT OTHER STRATEGIES WERE INCORPORATED?

A. We maintained our focus on investing in companies with stable to improving cash flow measures in sectors such as gaming, energy and aerospace. We also reduced exposure to highly-leveraged credits in some of the more cyclical industries such as manufacturing, chemicals and steel where the slowing economy has negatively impacted operating results and creditworthiness. Additionally, as a result of our disciplined investment approach, cash positions in the fund were atypically high as we sought out attractive investment opportunities, which helped provide a buffer against overall market volatility.

Q.  WHICH HOLDINGS HURT PERFORMANCE?

A. Performance of the fund was negatively impacted by some of our more aggressive telecom holdings, including Exodus Communications, and Focal in the competitive local exchange carrier (CLEC) sector. These were all hurt by market concerns about funding shortfalls and reduced earnings.

Q.  WHAT IS THE CORE INVESTMENT PHILOSOPHY OF THE FUND?

A. Our investment philosophy is based on the belief that avoiding credit problems is as important as picking what we think are the best-performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the fund held the bonds of Silgan, a leading producer of consumer goods packaging products, which saw a stabilization of its cash flow earlier in the year. As a result, Silgan bonds have returned about 12.5%. We think that scenario is the best bond investors can generally hope for. However, when a high-yield bond defaults, the average recovery has been about 40 cents on the dollar. Therefore, high-yield investing is very different from equity investing. Our investment philosophy was very appropriate this year as not many issuers earned higher credit ratings during this difficult period for the market. We believe the Silgan example also shows the importance of our research because it exemplifies how our analysts are able to identify what we think are attractive investment opportunities, even during weak markets.

Q.  WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. We think the market environment will remain challenging in the near term but that investors have been getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that it has largely discounted the problems in this sector. The spread between the yield on high-yield bonds and government securities has been about 7.4% compared to its historic average of 5.0%. So, if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite the economic slowdown, we have seen more cash coming into the market. We believe these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

/s/ John F. Addeo                       /s/ Robert J. Manning
    John F. Addeo                           Robert J. Manning
    Associate Portfolio Manager             Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS. JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES. HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE ACCOUNTS, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND. ROB JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO  MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT  STAFF OF OVER 160
PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                 SEEKS HIGH CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JULY 1, 1998

CLASS INCEPTION:           CLASS A  JULY 1, 1998
                           CLASS B  JULY 1, 1998
                           CLASS C  JULY 1, 1998
                           CLASS I  JULY 1, 1998

SIZE:                      $71.2 MILLION NET ASSETS AS OF JULY 31, 2001

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A

                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -3.79%        -3.96%        +2.52%        +2.73%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --        - 3.96%        +0.83%        +0.88%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         -8.53%        -0.79%        -0.70%
-------------------------------------------------------------------------------------------------------

CLASS B

                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.21%        -4.58%        +0.84%        +0.79%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         -4.58%        +0.28%        +0.26%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         -7.94%        -0.45%        -0.45%
-------------------------------------------------------------------------------------------------------

CLASS C

                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.23%        -4.71%        +0.32%        +0.49%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         -4.71%        +0.11%        +0.16%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --         -5.55%        +0.11%        +0.16%
-------------------------------------------------------------------------------------------------------

CLASS I

                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -3.97%        -3.74%        +4.08%        +4.32%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --         -3.74%        +1.34%        +1.38%
-------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations July 1, 1998, through July 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securites may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2001

          High Yield Corporates                           69.3%
          Emerging Markets                                17.8%
          Cash                                             8.5%
          Domestic Equity                                  2.4%
          High Grade Corporates                            1.5%
          Municipal                                        0.4%
          International Equity                             0.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) - July 31, 2001

Bonds - 84.9%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 60.1%
  Advertising & Broadcasting - 5.4%
    Acme Television LLC, 10.875s, 2004                                 $     115       $   111,550
    Cumulus Media, Inc., 10.375s, 2008                                         5             5,000
    Echostar DBS Corp., 9.375s, 2009                                         260           265,200
    Emmis Escrow Corp., 0s to 2006, 12.5s to 2006##                          750           442,500
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007                    100           102,750
    Frontiervision Operating Partnership LP, 11s, 2006                        70            72,625
    Granite Broadcasting Corp., 10.375s, 2005                                251           170,680
    LIN Holdings Corp., 0s to 2003, 10s to 2008                              775           604,500
    LIN Television Corp., 8s, 2008##                                         175           168,875
    Mediacom LLC, 9.5s, 2013##                                               215           213,925
    Mediacom LLC, 11s, 2013##                                                235           242,050
    Paxson Communications Corp., 10.75s, 2008##                              220           225,500
    Primedia, Inc., 8.875s, 2011##                                           240           229,200
    Radio One, Inc., 8.875s, 2011##                                          215           216,075
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                         350           329,000
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                      310           259,625
    XM Satellite Radio, Inc., 14s, 2010                                      300           180,000
                                                                                       -----------
                                                                                       $ 3,839,055
--------------------------------------------------------------------------------------------------
  Aerospace - 1.4%
    Argo Tech Corp., 8.625s, 2007                                      $     380       $   336,300
    BE Aerospace, Inc., 9.5s, 2008                                           250           258,750
    K & F Industries, Inc., 9.25s, 2007                                      425           433,500
                                                                                       -----------
                                                                                       $ 1,028,550
--------------------------------------------------------------------------------------------------
  Automotive - 1.9%
    Hayes Lemmerz International, Inc., 11.875s, 2006##                 $     500       $   510,000
    Hayes Wheels International, Inc., 11s, 2006                              105            84,000
    Navistar International Corp., 9.375s, 2006##                             150           153,750
    Oxford Automotive, Inc., 10.125s, 2007                                    35            20,300
    Venture Holdings Trust, 11s, 2007                                        750           581,250
                                                                                       -----------
                                                                                       $ 1,349,300
--------------------------------------------------------------------------------------------------
  Building - 4.4%
    American Standard, Inc., 7.375s, 2008                              $     465       $   460,350
    Building Materials Corp. of America, 7.75s, 2005                         635           381,000
    D.R. Horton, Inc., 9.75s, 2010                                           230           242,075
    D.R. Horton, Inc., 9.375s, 2011                                          260           265,850
    Formica Corp., 10.875s, 2009                                             200            94,000
    Meritage Corp., 9.75s, 2011##                                            125           129,062
    Mesa County, Co. (Joy Technologies, Inc.), 8.5s, 2006                    250           250,595
    MMI Products, Inc., 11.25s, 2007##                                       405           384,750
    Nortek, Inc., 9.25s, 2007                                                300           299,250
    Williams Scotsman, Inc., 9.875s, 2007                                    665           611,800
                                                                                       -----------
                                                                                       $ 3,118,732
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.8%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                $   1,085       $   558,775
--------------------------------------------------------------------------------------------------
  Chemicals - 2.3%
    Huntsman ICI Holdings, 0s, 2009                                    $     475       $   135,375
    Huntsman ICI Holdings, 10.125s, 2009                                     455           439,075
    Lyondell Chemical Co., 9.625s, 2007                                       50            50,250
    Lyondell Chemical Co., 9.875s, 2007                                       50            50,250
    Macdermid, Inc., 9.125s, 2011##                                          250           247,500
    PMD Group, Inc., 11s, 2011##                                             250           253,750
    Sovereign Specialty Chemicals, 11.875s, 2010                             220           202,400
    Sterling Chemicals, Inc., 11.75s, 2006**                                 125            32,500
    Sterling Chemicals, Inc., 12.375s, 2006**                                310           248,000
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008**                    295            14,381
                                                                                       -----------
                                                                                       $ 1,673,481
--------------------------------------------------------------------------------------------------
  Coal - 0.5%
    P&L Coal Holdings Corp., 9.625s, 2008                              $     322       $   342,930
--------------------------------------------------------------------------------------------------
  Construction - 0.5%
    Atrium Cos, Inc., 10.5s, 2009                                      $     395       $   357,475
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.6%
    General Binding Corp., 9.375s, 2008                                $     880       $   668,800
    Kindercare Learning Centers, Inc., 9.5s, 2009                            250           248,125
    Remington Products Co. LLC, 11s, 2006                                    205           182,450
    Samsonite Corp., 10.75s, 2008                                            520           426,400
    Sealy Mattress Co., 9.875s, 2007##                                       415           410,850
    Simmons Co., 10.25s, 2009                                                385           374,413
    Synthetic Industries, Inc., 17s, 2008                                    175            96,250
    Westpoint Stevens, Inc., 7.875s, 2005                                    575           181,000
                                                                                       -----------
                                                                                       $ 2,588,288
--------------------------------------------------------------------------------------------------
  Containers - 2.9%
    Applied Extrusion Technologies, Inc., 10.75s, 2011##               $     250       $   260,000
    Ball Corp., 8.25s, 2008                                                  200           203,000
    Consolidated Container Co., 10.125s, 2009                                450           456,750
    Gaylord Container Corp., 9.75s, 2007                                      50            32,000
    Gaylord Container Corp., 9.875s, 2008                                    280            78,400
    Huntsman Packaging Corp., 13s, 2010                                      815           592,913
    Silgan Holdings, Inc., 9s, 2009                                          320           321,600
    U.S. Timberlands, 9.625s, 2007                                           140           110,950
                                                                                       -----------
                                                                                       $ 2,055,613
--------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.6%
    Pemex Project, 9.125s, 2010##                                      $     420       $   440,475
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Willis Corroon Corp., 9s, 2009                                     $     330       $   339,900
--------------------------------------------------------------------------------------------------

U.S. Bonds - continued
  Food & Beverage Products - 0.7%
    Michael Foods Acquisition Corp., 11.75s, 2011##                    $     480       $   499,200
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.7%
    Fibermark, Inc., 10.75s, 2011##                                    $     500       $   510,000
    Riverwood International Corp., 10.25s, 2006                              315           318,938
    Riverwood International Corp., 10.625s, 2007##                           250           258,125
    Riverwood International Corp., 10.875s, 2008                             150           145,875
                                                                                       -----------
                                                                                       $ 1,232,938
--------------------------------------------------------------------------------------------------
  Gaming - 2.3%
    Argosy Gaming Co., 10.75s, 2009                                    $      70       $    75,863
    Argosy Gaming Co., 9s, 2011##                                            175           177,187
    Boyd Gaming Corp., 9.5s, 2007##                                          150           146,250
    Felcor Lodging LP, 8.5s, 2011##                                          175           167,246
    HMH Properties, Inc., 8.45s, 2008                                        225           221,625
    Hollywood Park, Inc., 9.25s, 2007                                        625           537,500
    Park Place Entertainment Corp., 8.875s, 2008                             275           285,312
                                                                                       -----------
                                                                                       $ 1,610,983
--------------------------------------------------------------------------------------------------
  Machinery - 2.8%
    Agco Corp., 9.5s, 2008##                                           $     435       $   432,825
    Blount, Inc., 7s, 2005                                                   445           298,150
    Blount, Inc., 13s, 2009                                                   40            22,800
    Columbus McKinnon Corp., 8.5s, 2008                                      175           158,375
    Manitowoc Co., 10.375s, 2011##                                           150           132,593
    Motors & Gears, Inc., 10.75s, 2006                                       450           445,500
    Numatics, Inc., 9.625s, 2008                                             270           170,437
    Terex Corp., 10.375s, 2011##                                             310           320,850
                                                                                       -----------
                                                                                       $ 1,981,530
--------------------------------------------------------------------------------------------------
  Media - Cable - 4.2%
    Adelphia Communications Corp., 9.375s, 2009                        $     200       $   187,000
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008                   100            76,250
    Benedek Communications Corp., 13.25s, 2006                               200           120,000
    CD Radio, Inc., 14.5s, 2009                                              250           127,500
    Charter Communications Holdings, 8.25s, 2007                             400           381,000
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011             1,100           745,250
    Echostar Broadband Corp., 10.375s, 2007                                  650           676,812
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                  1,320           594,000
    NTL, Inc., 10s, 2007                                                     125            80,625
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                    55            23,650
                                                                                       -----------
                                                                                         3,012,087
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Alliance Imaging, Inc., 10.375s, 2011##                            $     230       $   239,200
    Tenet Healthcare Corp., 8s, 2005                                         250           265,000
    Triad Hospitals, 8.75s, 2009##                                           280           289,450
                                                                                       -----------
                                                                                       $   793,650
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.5%
    Century Aluminum, Co., 11.75s, 2008##                              $     650       $   682,500
    Doe Run Resources Corp., 11.25s, 2005                                     65            18,850
    Jorgensen (Earle M.) Co., 9.5s, 2005                                     420           404,250
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                           135           132,300
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003                           625           518,750
    Metal Management, Inc., 10s, 2008+**                                     245             7,350
    Northwestern Steel & Wire Co., 9.5s, 2001**                               20                 0
                                                                                       -----------
                                                                                       $ 1,764,000
--------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Belden & Blake Corp., 9.875s, 2007                                 $     750       $   615,000
    Mission Resources Corp., 10.875s, 2007##                                 355           346,125
    Sesi LLC, 8.875s, 2011##                                                 220           212,300
                                                                                       -----------
                                                                                       $ 1,173,425
--------------------------------------------------------------------------------------------------
  Oils
    Continental Resources, Inc., 10.25s, 2008                          $      25       $    21,750
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Allied Waste North America, Inc., 7.625s, 2006                     $     150       $   148,875
    Allied Waste North America, Inc., 10s, 2009                              400           418,000
                                                                                       -----------
                                                                                       $   566,875
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Transwestern Publishing Co., 9.625s, 2007##                        $      75       $    75,563
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.8%
    Ameristar Casinos, Inc., 10.75s, 2009                              $     140       $   146,650
    Autotote Corp., 12.5s, 2010                                              130           130,000
    Aztar Corp., 8.875s, 2007                                                175           175,875
    Boyd Gaming Corp., 9.25s, 2009                                           250           249,687
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                 375           384,375
    Isle of Capri Casinos, Inc., 8.75s, 2009                                 350           320,250
    Mandalay Resort Group, 9.5s, 2008                                        135           142,088
    MGM Grand, Inc., 9.75s, 2007                                             355           382,512
    Prime Hospitality Corp., 9.75s, 2007                                     150           152,250
    Station Casinos, Inc., 9.875s, 2010                                      585           596,700
                                                                                       -----------
                                                                                       $ 2,680,387
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Finlay Fine Jewelry Corp., 8.375s, 2008                            $      15       $    14,250
    J.Crew Operating Corp., 10.375s, 2007                                     65            58,500
                                                                                       -----------
                                                                                       $    72,750
--------------------------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Actuant Finance Corp., 13s, 2009                                   $     565       $   576,300
    Haynes International, Inc., 11.625s, 2004                                315           173,250
    International Knife & Saw, Inc., 11.375s, 2006**                          50             2,500
    Simonds Industries, Inc., 10.25s, 2008                                   100            65,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                   120             1,050
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                   100            36,500
                                                                                       -----------
                                                                                       $   854,600
--------------------------------------------------------------------------------------------------
  Steel - 1.0%
    Commonwealth Aluminum Corp., 10.75s, 2006                          $     125       $   118,125
    National Steel Corp., 9.875s, 2009                                     1,000           320,000
    Renco Steel Holdings, Inc., 10.875s, 2005                                 75            17,063
    WCI Steel, Inc., 10s, 2004##                                             385           273,350
                                                                                       -----------
                                                                                       $   728,538
--------------------------------------------------------------------------------------------------
  Supermarket - 0.7%
    Fleming Cos., Inc., 10.125s, 2008                                  $     450       $   473,625
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                        45               112
    Penn Traffic Co., 11s, 2009++                                              0               326
                                                                                       -----------
                                                                                       $   474,063
--------------------------------------------------------------------------------------------------
  Technology - 0.4%
    Unisystem Corp., 7.875s, 2008                                      $     265       $   254,400
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 5.3%
    American Cellular Corp., 9.5s, 2009##                              $     750       $   708,750
    American Tower Corp., 9.375s, 2009                                       490           453,250
    Centennial Cellular Operating Co., 10.75s, 2008                          235           212,675
    Dobson Communications Corp., 10.875s, 2010                               105           107,625
    McCaw International Ltd., 0s to 2002, 13s to 2007                        350            85,750
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                   425           289,000
    Nextel Communications, Inc., 9.5s, 2011                                  690           565,800
    Nextel International, Inc., 0s to 2003, 12.125s to 2008                   15             3,150
    Nextel International, Inc., 12.75s, 2010                                 355            88,750
    SBA Communications Corp., 0s to 2003, 12s to 2008                        785           620,150
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                   775           294,500
    Spectrasite Holdings, Inc., 10.75s, 2010                                 125            96,250
    Telecorp PCS Inc., 10.625s, 2010                                         150           143,250
    Teligent, Inc., 11.5s, 2007**                                            175               875
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                160           134,400
                                                                                       -----------
                                                                                       $ 3,804,175
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 3.8%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                                   $     270       $   159,300
    Allegiance Telecommunications, Inc., 12.875s, 2008##                     330           293,700
    Citizens Communications Co., 9.25s, 2011                                  65            71,174
    Exodus Communications, Inc., 11.25s, 2008                                225            69,750
    Exodus Communications, Inc., 10.75s, 2009                              1,000           300,000
    Exodus Communications, Inc., 11.625s, 2010                               200            66,000
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                  135            27,000
    Focal Communications Corp., 11.875s, 2010                                355            83,425
    Hyperion Telecommunication, Inc., 12s, 2007                              120            50,100
    ICG Holdings, Inc., 12.5s, 2006**                                        150            22,125
    ITC Deltacom, Inc., 11s, 2007                                            500           237,500
    ITC Deltacom, Inc., 9.75s, 2008                                          200            80,000
    Level 3 Communications, Inc., 9.125s, 2008                               185            99,900
    Madison River Capital LLC/Finance Corp., 13.25s, 2010                    225           108,000
    Mcleodusa, Inc., 8.125s, 2009                                            185            89,725
    Metromedia Fiber Network, Inc., 10s, 2008                                410           116,850
    MJD Communications, Inc., 9.5s, 2008                                      60            45,000
    Nextlink Communications, Inc., 10.75s, 2009                              460           161,000
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009                325            58,500
    Northeast Optic Network, 12.75s, 2008                                     10             3,600
    PSINet, Inc., 11s, 2009**                                                590            32,450
    Time Warner Telecommunications, Inc., 10.125s, 2011                      550           489,500
    Viatel, Inc., 0s to 2003, 12.5s to 2008**                                 65               650
    Williams Communications Group, 11.7s, 2008                                70            30,450
    Worldwide Fiber, Inc., 12s, 2009**                                       125               613
                                                                                       -----------
                                                                                         2,696,312
--------------------------------------------------------------------------------------------------
  Tire & Rubber - 0.1%
    Day International Group, Inc., 11.125s, 2005                       $      42       $    42,000
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    AES Corp., 8.875s, 2011                                            $     165       $   157,575
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    El Paso Energy Partners, 8.5s, 2011##                              $     600       $   608,304
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $42,797,679
--------------------------------------------------------------------------------------------------
Foreign Bonds - 24.8%
  Algeria - 0.2%
    Republic of Algeria, 5.813s, 2004                                  $     158       $   134,371
--------------------------------------------------------------------------------------------------
  Belgium - 0.2%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecom - Wireline)**                                           $      80       $    12,800
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                        335           154,100
                                                                                       -----------
                                                                                       $   166,900
--------------------------------------------------------------------------------------------------

Foreign Bonds - continued
  Bermuda - 0.4%
    Global Crossing Holdings Ltd., 8.7s, 2007
      (Telecom - Wireline)                                             $     180       $   135,900
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecom - Wireline)                                                   150           115,500
                                                                                       -----------
                                                                                       $   251,400
--------------------------------------------------------------------------------------------------
  Brazil - 2.3%
    Federal Republic of Brazil, 8s, 2014                               $     299       $   212,829
    Federal Republic of Brazil, 8.875s, 2024                               1,042           630,410
    Federal Republic of Brazil, 12.25s, 2030                                 215           169,850
    Federal Republic of Brazil, 11s, 2040                                    891           624,146
                                                                                       -----------
                                                                                       $ 1,637,235
--------------------------------------------------------------------------------------------------
  Bulgaria - 1.3%
    National Republic of Bulgaria, 6.313s, 2011                        $     804       $   623,100
    National Republic of Bulgaria, 3s, 2012                                  400           317,000
                                                                                       -----------
                                                                                       $   940,100
--------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)##                                                  $      60       $    61,200
    Gt Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecom - Wireline)                                                   750           217,500
    Quebecor Media, Inc., 11.125s, 2011 (Advertising &
      Broadcasting)##                                                        270           276,750
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                       185           184,306
                                                                                       -----------
                                                                                       $   739,756
--------------------------------------------------------------------------------------------------
  Colombia - 0.4%
    Colombia Republic, 10.5s, 2006                                     $     250       $   256,875
--------------------------------------------------------------------------------------------------
  Ecuador - 1.0%
    Ecuador Republic, 12s, 2012##                                      $     521       $   343,860
    Ecuador Republic, 4s, 2030##                                             898           361,445
                                                                                       -----------
                                                                                       $   705,305
--------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Callahan Nordrhein Westfallen, 14s, 2010
      (Media - Cable)                                                  $     600       $   438,000
    Cybernet Internet Services International, 14s, 2009
      (Telecom - Wireline)                                                    20             2,800
    Ekabel Hessen, 14.5s, 2010 (Media - Cable)                               410           266,500
    Messer Griesheim Holdings AG, 10.375s, 2011
      (Chemcials)##                                                     EUR  175           153,543
                                                                                       -----------
                                                                                       $   860,843
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    Millicom International Cellular, 13.5s, 2006
      (Telecom - Wireless)                                             $     130       $   113,100
--------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    Bepensa S.A., 9.75s, 2004 (Food & Beverage Products)##             $     160       $   160,800
    Corp. Durango S.A. de CV, 13.125s, 2006 (Forest &
      Paper Products)                                                        208           204,360
    Grupo Industrial Durango S.A., 12.625s, 2003 (Forest &
      Paper Products)                                                        126           132,300
    Grupo Iusacell S.A. de CV, 14.25s, 2006 (Utilites -
      Electric)                                                              300           312,000
    Maxcom Telecomunicacione S.A., 13.75s, 2007 (Telecom -
      Wireline)                                                               47            13,160
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                   200           210,000
    United Mexican States, 8.375s, 2011 (Advertising &
      Broadcasting)                                                          284           285,420
                                                                                       -----------
                                                                                       $ 1,318,040
--------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Completel Europe N.V., 14s, 2009 (Telecom - Wireline)              $     225       $    69,750
    PTC International Finance B.V., 0s to 2002, 10.75s to
      2007 (Telecom - Wireless)                                               55            42,900
    United International Holdings, 0s to 2003, 10.75s to
      2008 (Media - Cable)                                                   170            54,825
    United Pan-Europe, 10.875s, 2009 (Advertising &
      Broadcasting)                                                          205            79,950
    United Pan-Europe, 11.25s, 2010 (Advertising &
      Broadcasting)                                                           85            33,150
    United Pan-Europe, 0s to 2005, 13.75s to 2010
      (Advertising & Broadcasting)                                           830           153,550
    Versatel Telecom B.V., 13.25s, 2008 (Telecom -
      Wireline)                                                              400           120,000
    Yell Finance B.V., 10.75s, 2011 (Advertising &
      Broadcasting)##                                                        250           252,500
                                                                                       -----------
                                                                                       $   806,625
--------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                   $     275       $   247,500
--------------------------------------------------------------------------------------------------
  Panama - 0.9%
    Panama Republic, 10.75s, 2020                                      $     564       $   597,840
    Panama Republic, 9.375s, 2029                                             60            61,950
                                                                                       -----------
                                                                                       $   659,790
--------------------------------------------------------------------------------------------------
  Peru - 0.9%
    Republic of Peru, 4s, 2017                                         $   1,006       $   623,720
--------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Philippines Republic, 10.625s, 2025                                $     295       $   253,700
--------------------------------------------------------------------------------------------------
  Russia - 5.6%
    Kaztransoil Co., 8.5s, 2006 (Oils)##                               $     300       $   297,930
    Ministry of Finance Russia, 3s, 2003                                   1,652         1,328,208
    Republic of Ukraine, 11s, 2007                                           742           586,219
    Russian Federation, 8.25s, 2010##                                      1,141           848,409
    Russian Federation, 5s, 2030##                                         2,049           909,299
                                                                                       -----------
                                                                                       $ 3,970,065
--------------------------------------------------------------------------------------------------
  South Korea - 1.5%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $     966       $ 1,043,280
--------------------------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Telecom PLC, 11.875s, 2008 (Telecom -
      Wireline)                                                        $     220       $   254,040
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecom - Wireline)                                                   775            14,531
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                            140           121,800
    Esprit Telecommunications Group PLC, 10.875s, 2008
      (Telecom - Wireline)**                                                  20               475
    Euramax International PLC, 11.25s, 2006 (Metals and
      Minerals)                                                              450           360,000
    Jazztel PLC, 13.25s, 2009 (Telecom - Wireline)                      EUR   75            25,600
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                        $     310           114,700
    Ono Finance PLC, 13s, 2009 (Media - Cable)                               830           581,000
    Ono Finance PLC, 14s, 2011 (Media - Cable)##                             125            91,250
    Telewest Communications PLC, 9.625s, 2006 (Media -
      Cable)                                                                 125            96,250
    Telewest Communications PLC, 9.875s, 2010 (Media -
      Cable)                                                                 165           131,175
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                                   625           293,750
    United Biscuits Finance, 10.625s, 2011 (Food &
      Beverage Products)##                                              EUR  650           603,013
                                                                                       -----------
                                                                                       $ 2,687,584
--------------------------------------------------------------------------------------------------
  Venezuela - 0.3%
    Republic of Venezuela, 9.25s, 2027                                 $     324       $   219,672
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $17,635,861
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $68,327,889)                                             $60,433,540
------------------------------------------------------------------------------------------------
Stocks - 0.2%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
U.S. Stock - 0.1%
  Food & Beverage Products - 0.1%
    Pathmark Stores, Inc.*                                                 1,821       $    45,143
--------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands - 0.1%
    Completel Europe N.V. (Telecom - Wireline)##*                         11,250       $    21,937
    Completel Europe N.V. (Telecom - Wireline)*                           22,500            45,882
    Versatel Telecom International N.V., ADR (Telecom -
      Wireline)*                                                           2,621             4,194
                                                                                       -----------
                                                                                       $    72,013
--------------------------------------------------------------------------------------------------
  Spain
    Jazztel, ADR (Telecom - Wireline)*                                     1,817       $     7,522
--------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding, ADR (Telecom - Wireless)*                       2,201       $     3,632
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $    83,167
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $516,022)                                               $   128,310
--------------------------------------------------------------------------------------------------
Preferred Stocks - 2.2%
--------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.1%
    Paxon Communications Corp., 13.25s                                        10       $    92,500
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.7%
    CSC Holdings, Inc., 11.125s#                                           4,184       $   446,642
    Primedia, Inc., 8.625s                                                   650            45,825
                                                                                       -----------
                                                                                       $   492,467
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    Crown Castle International Corp., 12.75s                                 413       $   330,400
    Nextel Communications, Inc., 11.125s                                     211           118,160
    Rural Cellular Corp., 11.375s                                            617           512,110
                                                                                       -----------
                                                                                       $   960,670
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.1%
    Global Crossing Holdings Ltd., 10.5s                                   1,000       $    63,000
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,686,059)                                   $ 1,608,637
--------------------------------------------------------------------------------------------------
Convertible Bond - 1.1%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Lomak Petroleum, Inc., 6s, 2007 (Identified Cost,
      $667,228)                                                        $     955       $   759,225
--------------------------------------------------------------------------------------------------
Warrants - 0.1%
--------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------
    Cybernet Internet Services International (Telecom -
      Wireline)*                                                              20       $         0
    Gt Group Telecom, Inc. (Telecom - Wireline)*                             750            18,750
    Maxcom Telecomunicationes S.A. (Telecom - Wireline)##*                    47                 0
    Metricom, Inc. (Telecom - Wireline)*                                     225                28
    Ono Finance PLC (Media - Cable)*                                         175             5,250
    Ono Finance PLC (Media - Cable)*                                         125             3,125
    Pathmark Stores, Inc. (Food & Beverage Products)*                      1,614            14,785
    Pliant Corp. (Containers)##*                                             815             1,630
    Sirius Satellite Radio, Inc. (Entertainment)##*                          300             5,400
    Xm Satellite Radio, Inc. (Advertising & Broadcasting)*                   300             7,500
--------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $251,852)                                             $    56,468
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.0%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 8/01/01                         $     696       $   696,000
    General Electric Capital Corp., due 8/01/01                            1,600         1,600,000
    New Center Asset Trust, due 8/01/01                                    1,470         1,470,000
    Prudential Funding Corp., due 8/01/01                                    517           517,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $ 4,283,000
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.5%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 07/31/01, due 08/01/01, total to
      be received $3,197,345 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                         $   3,197       $ 3,197,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $78,929,050)                                       $70,466,180
Other Assets, Less Liabilities - 1.0%                                                      697,947
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $71,164,127
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.
++ Principal amount was less than $500.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. Dollar. A list of abbreviations is shown below.

        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JULY 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,929,050)         $70,466,180
  Cash                                                               5,332
  Foreign currency, at value (identified cost, $2,327)               2,328
  Net receivable for forward foreign currency exchange
    contracts to sell                                               99,199
  Receivable for investments sold                                  496,075
  Receivable for fund shares sold                                  329,977
  Interest and dividends receivable                              1,868,998
                                                               -----------
    Total assets                                               $73,268,089
                                                               -----------
Liabilities:
  Distributions payable                                         $  284,943
  Net payable for forward foreign currency exchange
    contracts closed or
    subject to master netting agreements                           110,003
  Payable for investments purchased                              1,468,561
  Payable for fund shares reacquired                               237,672
  Payable to affiliates -
    Management fee                                                   1,259
    Distribution and service fee                                     1,524
                                                               -----------
      Total liabilities                                       $  2,103,962
                                                               -----------
Net assets                                                     $71,164,127
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $82,235,445
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                (8,473,272)
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (2,551,362)
  Accumulated distributions in excess of net investment
    income                                                         (46,684)
                                                               -----------
      Total                                                    $71,164,127
                                                               ===========
Shares of beneficial interest outstanding                       9,842,745
                                                                =========
Class A shares:
  Net asset value per share
    (net   assets  of  $23,370,394  /  3,233,783  shares  of
     beneficial interest outstanding)                            $ 7.23
                                                                 ======
  Offering  price  per share (100 / 95.25 of net asset value
    per share)                                                   $ 7.59
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net   assets  of  $32,116,544  /  4,435,874  shares  of
     beneficial interest outstanding)                            $ 7.24
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net   assets  of  $15,677,052  /  2,173,069  shares  of
     beneficial interest outstanding)                            $ 7.21
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $137.28  / 18.849 shares of beneficial
     interest outstanding)                                       $ 7.28
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Interest                                                       $ 4,100,150
    Dividends                                                           58,305
                                                                   -----------
      Total investment income                                      $ 4,158,455
                                                                   -----------
  Expenses -
    Management fee                                                 $   214,614
    Trustees' compensation                                               2,357
    Shareholder servicing agent fee                                     33,037
    Distribution and service fee (Class A)                              37,249
    Distribution and service fee (Class B)                             153,967
    Distribution and service fee (Class C)                              69,782
    Administrative fee                                                   5,784
    Custodian fee                                                       17,736
    Printing                                                            20,067
    Postage                                                              4,734
    Auditing fees                                                       21,661
    Legal fees                                                           2,078
    Registration fees                                                   58,835
    Miscellaneous                                                       17,940
                                                                   -----------
      Total expenses                                               $   659,841
    Fees paid indirectly                                                (7,378)
    Reduction of expenses by investment adviser                       (176,851)
                                                                   -----------
      Net expenses                                                 $   475,612
                                                                   -----------
        Net investment income                                      $ 3,682,843
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(1,972,424)
    Foreign currency transactions                                       19,388
                                                                   -----------
      Net realized loss on investments and foreign
        currency transactions                                      $(1,953,036)
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(4,634,736)
    Translation of assets and liabilities in foreign
      currencies                                                        12,190
                                                                   -----------
      Net unrealized loss on investments and foreign
        currency translation                                       $(4,622,546)
                                                                   -----------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(6,575,582)
                                                                   -----------
          Decrease in net assets from operations                   $(2,892,739)
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED            YEAR ENDED
                                                                             JULY 31, 2001      JANUARY 31, 2001
                                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $  3,682,843          $  4,477,610
  Net realized gain (loss) on investments and foreign
    currency transactions                                                       (1,953,036)              444,475
  Net unrealized loss on investments and foreign currency translation           (4,622,546)           (4,045,839)
                                                                              ------------          ------------
    Increase (decrease) in net assets from operations                         $ (2,892,739)         $    876,246
                                                                              ------------          ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                        $ (1,232,636)         $ (1,670,932)
  From net investment income (Class B)                                          (1,674,563)           (2,073,810)
  From net investment income (Class C)                                            (763,278)             (747,094)
  From net investment income (Class I)                                                  (8)               (7,708)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                            --                (168,732)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                            --                (199,236)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                            --                 (75,972)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                            --                    (535)
  In excess of net investment income (Class A)                                        --                 (31,430)
  In excess of net investment income (Class B)                                        --                 (39,008)
  In excess of net investment income (Class C)                                        --                 (14,053)
  In excess of net investment income (Class I)                                        --                    (145)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                                   --                (104,957)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                                   --                (123,932)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                                   --                 (47,257)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                                   --                    (332)
                                                                              ------------          ------------
    Total distributions declared to shareholders                              $ (3,670,485)         $ (5,305,133)
                                                                              ------------          ------------
Net increase in net assets from fund share transactions                       $ 20,493,163          $ 37,947,621
                                                                              ------------          ------------
      Total increase in net assets                                            $ 13,929,939          $ 33,518,734
Net assets:
  At beginning of period                                                        57,234,188            23,715,454
                                                                              ------------          ------------
At end of period (including accumulated distributions in
  excess of net investment income of $(46,684) and $(59,042), respectively)   $ 71,164,127          $ 57,234,188
                                                                              ============          ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,                    PERIOD ENDED
                                              SIX MONTHS ENDED        --------------------------------           JANUARY 31,
                                                 JULY 31, 2001               2001                 2000                 1999*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 7.96             $ 8.79               $ 8.53                $10.00
                                                        ------             ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                              $ 0.44             $ 0.92               $ 0.91                $ 0.54
  Net realized and unrealized gain
    (loss) on investments and foreign currency           (0.73)             (0.67)                0.25                 (1.50)
                                                        ------             ------               ------                ------
      Total from investment operations                  $(0.29)            $ 0.25               $ 1.16                $(0.96)
                                                        ------             ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.44)            $(0.95)              $(0.90)               $(0.50)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)                 --                    --
  In excess of net investment income                       --               (0.02)                 --                  (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)                 --                    --
                                                        ------             ------               ------                ------
    Total distributions declared to shareholders        $(0.44)            $(1.08)              $(0.90)               $(0.51)
                                                        ------             ------               ------                ------
Net asset value - end of period                         $ 7.23             $ 7.96               $ 8.79                $ 8.53
                                                        ======             ======               ======                ======
Total return(+)                                          (3.79)%++           3.28%               14.17%                (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.02%+             1.02%                1.02%                 1.00%+
  Net investment income                                  11.60%+            11.43%               10.62%                10.25%+
Portfolio turnover                                          63%               147%                 158%                  127%
Net assets at end of period (000 Omitted)              $23,370            $19,982               $8,028                $2,052

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                        $ 0.42             $ 0.88                $ 0.83                $ 0.33
         Ratios (to average net assets):
           Expenses##                                   1.56%+             1.53%                 2.00%                 4.90%+
           Net investment income                       11.06%+            10.92%                 9.64%                 6.35%+
(S)(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       July 31, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 1%. Per share, ratios, and supplemental data for periods prior to
       January 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,                    PERIOD ENDED
                                              SIX MONTHS ENDED        --------------------------------           JANUARY 31,
                                                 JULY 31, 2001               2001                 2000                 1999*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 7.98             $ 8.81               $ 8.54                $10.00
                                                        ------             ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                              $ 0.41             $ 0.89               $ 0.86                $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (0.74)             (0.69)                0.25                 (1.45)
                                                        ------             ------               ------                ------
      Total from investment operations                  $(0.33)            $ 0.20               $ 1.11                $(0.98)
                                                        ------             ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.41)            $(0.90)              $(0.84)               $(0.47)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)                 --                    --
  In excess of net investment income                       --               (0.02)                 --                  (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)                 --                    --
                                                        ------             ------               ------                ------
    Total distributions declared to shareholders        $(0.41)            $(1.03)              $(0.84)               $(0.48)
                                                        ------             ------               ------                ------
Net asset value - end of period                         $ 7.24             $ 7.98               $ 8.81                $ 8.54
                                                        ======             ======               ======                ======
Total return                                             (4.21)%++           2.63%               13.54%                (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.67%+             1.67%                1.67%                 1.65%+
  Net investment income                                  10.94%+            10.83%                9.94%                 9.60%+
Portfolio turnover                                          63%               147%                 158%                  127%
Net assets at end of period (000 Omitted)              $32,117            $26,031              $12,367                $4,308

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
    Net investment income                             $ 0.39             $ 0.85                $ 0.78                $ 0.28
    Ratios (to average net assets):
      Expenses##                                        2.21%+             2.18%                 2.65%                 5.55%+
      Net investment income                            10.40%+            10.32%                 8.96%                 5.70%+
(S)(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       July 31, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 1%. Per share, ratios, and supplemental data for periods prior to
       January 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,                    PERIOD ENDED
                                              SIX MONTHS ENDED        --------------------------------           JANUARY 31,
                                                 JULY 31, 2001               2001                 2000                 1999*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 7.95             $ 8.78               $ 8.52                $10.00
                                                        ------             ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                              $ 0.41             $ 0.89               $ 0.85                $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (0.74)             (0.69)                0.25                 (1.47)
                                                        ------             ------               ------                ------
      Total from investment operations                  $(0.33)            $ 0.20               $ 1.10                $(1.00)
                                                        ------             ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.41)            $(0.90)              $(0.84)               $(0.47)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)                 --                    --
  In excess of net investment income                       --               (0.02)                 --                  (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)                 --                    --
                                                        ------             ------               ------                ------
    Total distributions declared to shareholders        $(0.41)            $(1.03)              $(0.84)               $(0.48)
                                                        ------             ------               ------                ------
Net asset value - end of period                         $ 7.21             $ 7.95               $ 8.78                $ 8.52
                                                        ======             ======               ======                ======
Total return                                             (4.23)%++           2.64%               13.45%                (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.67%+             1.67%                1.67%                 1.65%+
  Net investment income                                  10.99%+            10.90%                9.93%                 9.60%+
Portfolio turnover                                          63%               147%                 158%                  127%
Net assets at end of period
  (000 Omitted)                                        $15,677            $11,221               $3,251                  $941

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
         Net investment income                        $ 0.39             $ 0.84                $ 0.77                $ 0.27
         Ratios (to average net assets):
           Expenses##                                   2.21%+             2.18%                 2.65%                 5.55%+
           Net investment income                       10.45%+            10.39%                 8.95%                 5.54%+
(S)(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       July 31, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 1%. Per share, ratios, and supplemental data for periods prior to
       January 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,                    PERIOD ENDED
                                              SIX MONTHS ENDED        --------------------------------           JANUARY 31,
                                                 JULY 31, 2001               2001                 2000                 1999*
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 8.04             $ 8.85               $ 8.56                $10.00
                                                        ------             ------               ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                              $ 0.43             $ 1.07               $ 0.97                $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (0.74)             (0.77)                0.25                 (1.55)
                                                        ------             ------               ------                ------
      Total from investment operations                  $(0.31)            $ 0.30               $ 1.22                $(0.91)
                                                        ------             ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.45)            $(0.98)              $(0.93)               $(0.53)
  From net realized gain on investments and
    foreign currency transactions                          --               (0.07)                 --                    --
  In excess of net investment income                       --               (0.02)                 --                    --
  In excess of net realized gain on investments
    and foreign currency transactions                      --               (0.04)                 --                    --
                                                        ------             ------               ------                ------
    Total distributions declared to shareholders        $(0.45)            $(1.11)              $(0.93)               $(0.53)
                                                        ------             ------               ------                ------
Net asset value - end of period                         $ 7.28             $ 8.04               $ 8.85                $ 8.56
                                                        ======             ======               ======                ======
Total return                                             (3.97)%++           3.88%               14.87%                (8.96)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.67%+             0.67%                0.67%                 0.65%+
  Net investment income                                  11.42%+            11.75%               10.43%                11.10%+
Portfolio turnover                                          63%               147%                 158%                  127%
Net assets at end of period (000 Omitted)               $    0+++          $    0+++            $   70                $    0+++

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
    Net investment income                             $ 0.41             $ 1.02                $ 0.78                $ 0.41
    Ratios (to average net assets):
      Expenses##                                        1.21%+             1.18%                 1.65%                 4.55%+
      Net investment income                            10.88%+            11.24%                 9.45%                 7.20%+
(S)(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       July 31, 2001, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 1%. Per share, ratios, and supplemental data for periods prior to
       January 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Yield Opportunities Fund the (fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $11 for the six months ending July 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $26,392 for the six months ended July 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,637 for the six months ended July 31, 2001. Fees incurred under the distribution plan during the six months ended July 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $42 and $1 for Class B and Class C shares, respectively, for the six months ended July 31, 2001. Fees incurred under the distribution plan during the six months ended July 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2001, were $24, $40,799, and $2,309 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $55,933,430 and $37,176,911, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 78,929,130
                                                                 ------------

Gross unrealized depreciation                                    $(10,542,983)
Gross unrealized appreciation                                       2,080,033
                                                                 ------------
    Net unrealized depreciation                                  $ (8,462,950)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           SIX MONTHS ENDED JULY 31, 2001               YEAR ENDED JANUARY 31, 2001
                                         --------------------------------         ---------------------------------
                                               SHARES              AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                 1,557,180        $ 11,930,160            3,323,026         $ 27,668,871
Shares issued to shareholders in
  reinvestment of distributions                78,892             598,949              129,834            1,037,218
Shares reacquired                            (911,770)         (6,963,770)          (1,856,537)         (15,055,950)
                                         ------------        ------------         ------------         ------------
    Net increase                              724,302        $  5,565,339            1,596,323         $ 13,650,139
                                         ============        ============         ============         ============

Class B shares
                                           SIX MONTHS ENDED JULY 31, 2001               YEAR ENDED JANUARY 31, 2001
                                         --------------------------------         ---------------------------------
                                               SHARES              AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                 1,929,713        $ 14,859,647            2,618,159         $ 21,909,736
Shares issued to shareholders in
  reinvestment of distributions                85,569             645,198              109,707              877,002
Shares reacquired                            (843,232)         (6,378,006)            (868,195)          (7,051,624)
                                         ------------        ------------         ------------         ------------
    Net increase                            1,172,050        $  9,126,839            1,859,671         $ 15,735,114
                                         ============        ============         ============         ============

Class C shares
                                           SIX MONTHS ENDED JULY 31, 2001               YEAR ENDED JANUARY 31, 2001
                                         --------------------------------         ---------------------------------
                                               SHARES              AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                   878,793        $  6,701,089            1,264,546         $ 10,488,060
Shares issued to shareholders in
  reinvestment of distributions                68,956             516,101               68,255              540,358
Shares reacquired                            (186,138)         (1,416,209)            (291,542)          (2,402,725)
                                         ------------        ------------         ------------         ------------
    Net increase                              761,611        $  5,800,981            1,041,259         $  8,625,693
                                         ============        ============         ============         ============

Class I shares
                                           SIX MONTHS ENDED JULY 31, 2001               YEAR ENDED JANUARY 31, 2001
                                         --------------------------------         ---------------------------------
                                               SHARES              AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions                     1        $          4                    1         $          8
Shares reacquired                                --                  --                 (7,892)             (63,333)
                                         ------------        ------------         ------------         ------------
    Net increase (decrease)                         1        $          4               (7,891)        $    (63,325)
                                         ============        ============         ============         ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2001, was $448. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                             NET
                                                                                                      UNREALIZED
                                           CONTRACTS TO                              CONTRACTS      APPRECIATION
                  SETTLEMENT DATE               DELIVER      IN EXCHANGE FOR          AT VALUE      DEPRECIATION
------------------------------------------------------------------------------------------------------------------
Sales                     9/17/01  EUR          900,028           $  763,871        $  786,917         $(23,046)
                8/17/01 - 9/07/01  JPY       66,121,500              652,962           530,717          122,245
                                                                  ----------        ----------         --------
                                                                  $1,416,833        $1,317,634         $ 99,199
                                                                  ==========        ==========         ========

At July 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $8,101 with Deutsche Bank and net payables of $114,305 with Morgan Stanley & Co. and $3,799 with First Boston Corp.

At July 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.01% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                   DATE OF   PRINCIPAL
DESCRIPTION                    ACQUISITION      AMOUNT        COST       VALUE
--------------------------------------------------------------------------------
Metal Management, Inc., 10s,
  2008                             7/01/98    $245,000    $172,362      $7,350
                                                                        ------

(9) Change in Accounting Principal
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,896 reduction in cost of securities and a corresponding $2,896 increase in net unrealized depreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the six months ended July 31, 2001, was to decrease net investment income by $895, increase net unrealized depreciation by $80, and increase net realized losses by $3,711. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President,                             Mark E. Bradley*
MFS Investment Management                                Robert R. Flaherty*
                                                         Laura F. Healy*
William R. Gutow+ - Private Investor and                 Ellen Moynihan*
Real Estate Consultant; Vice Chairman,
Entertainment Management Company                         SECRETARY
(video franchise)                                        Stephen E. Cavan*

J. Atwood Ives+ - Private Investor                       ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President and Director
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ - Chairman Emeritus and Director,        8 p.m. Eastern time.
North American Management Corp. (investment
adviser)                                                 For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800- 637-6576 any
INVESTMENT ADVISER                                       business day from 9 a.m. to 5 p.m. Eastern time.
Massachusetts Financial Services Company                 (To use this service, your phone must be equipped
500 Boylston Street                                      with a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
DISTRIBUTOR                                              or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800- MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch- tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGERS
John F. Addeo*
Robert J. Manning*

TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee

MFS(R) HIGH YIELD OPPORTUNITIES FUND                            -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                    MHO-3 9/01 9M 70/270/370/870